Exhibit 99.2

Highlands REIT, Inc.
Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial statements have been prepared to comply with Rule 8-05 of Regulation S-X, as promulgated by the SEC. These unaudited pro forma condensed consolidated financial statements of the Company have been prepared from the condensed consolidated financial statements and notes thereto presented in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2019 (the “Second Quarter Form 10-Q”)
and Annual Report on Form 10-K for the year ended December 31, 2018, (the “2018 Form 10-K”) and should therefore be read in conjunction with the Second Quarter Form 10-Q and the 2018 Form 10-K. These unaudited pro forma condensed consolidated financial statements are presented as if the Acquisition (as defined below) was completed, along with the pro forma adjustments associated with the Acquisition, as of June 30, 2019 for purposes of the unaudited pro forma condensed consolidated balance sheet, and as of January 1, 2018 for purposes of the unaudited pro forma condensed consolidated statement of operations. Our pro forma condensed consolidated financial statements are presented for informational purposes only and are based on information and assumptions we consider appropriate and reasonable, and do not purport to (i) represent our financial position had the Acquisition reflected in these unaudited pro forma condensed consolidated financial statements occurred on June 30, 2019, (ii) represent the results of our operations had the Acquisition and other adjustments described in these unaudited pro forma condensed consolidated financial statements occurred on January 1, 2018 or (iii) project or forecast our financial position or results of operations as of any future date or for any future period, as applicable. The unaudited pro forma condensed consolidated financial statements include all adjustments that are normal and recurring in management’s opinion.

Asset Acquisition

On October 24, 2019, Highlands REIT, Inc. (the “Company”) through The Muse Owner, LLC, a wholly-owned subsidiary of the Company, completed the purchase of The Muse (the “Acquisition”), a 104,000 square foot multi-family asset located at 2270 South University Boulevard, Denver, Colorado (the “Property”) for a gross purchase price of $48.7 million, exclusive of closing costs, which was funded through cash on hand. The seller is not affiliated with the Company.

Highlands REIT, Inc.
Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2019
(Unaudited, in thousands except share amounts)

	Highlands REIT, Inc. Historical (a)	The Muse (b)		Pro Forma Total
Assets
Investment properties
Land	$73,279	$5,303	(c)	$78,582
Building and other improvements	223,972	42,809	(c)	266,781
Construction in progress	51	—		51
Total	297,302	48,112		345,414
Less accumulated depreciation	(51,550)	—		(51,550)
Net investment properties	245,752	48,112		293,864
Cash and cash equivalents	122,751	(48,803)	(d)	73,948
Restricted cash and escrows	2,572	—		2,572
Accounts and rents receivable	5,121	—		5,121
Intangible assets, net	669	691	(c)	1,360
Deferred costs and other assets, net	4,498	—		4,498
Total assets	$381,363	$—		$381,363
Liabilities
Debt, net	$74,795	$—		$74,795
Accounts payable and accrued expenses	8,996	—		8,996
Intangible liabilities, net	902	—		902
Other liabilities	2,039	—		2,039
Total liabilities	86,732	—		86,732
Commitments and contingencies
Stockholders’ Equity
Common stock, $0.01 par value, 1,000,000,000 shares authorized, 875,875,109 shares issued and outstanding as of June 30, 2019	8,759	—		8,759
Additional paid-in capital	1,408,925	—		1,408,925
Accumulated distributions in excess of net income	(1,123,053)	—		(1,123,053)
Total stockholders’ equity	294,631	—		294,631
Total liabilities and stockholders' equity	$381,363	$—		$381,363

Highlands REIT, Inc.
Notes to Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2019
(Unaudited, in thousands)

(a)	Historical unaudited financial information obtained from Highlands REIT, Inc. Quarterly Report on Form 10-Q for the six months ended June 30, 2019.

(b)
The Company records the assets acquired related to the Acquisition at the relative fair values in accordance with Accounting Standards Codification Section 805, Business Combinations (as disclosed in the Company’s Annual Report on Form 10-K), as if the Acquisition was completed on June 30, 2019. The Property qualified as an asset acquisition.

(c)	The following table summarizes the estimated fair value of the property's assets acquired:

Land	$5,302
Buildings and other improvements (i)	42,810
Total investment property	48,112
Intangible assets (ii)	691
Total fair value of assets acquired	$48,803
(i) Building and other improvements include capitalized transaction costs of $103.
(ii) Intangible assets, include in-place leases.
(d) Reflects the gross purchase price and acquisition costs before prorations and adjustments for the Acquisition.

Highlands REIT, Inc.
Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2018
(Unaudited, in thousands, except share and per share data)

	Highlands REIT, Inc. Historical (a)	The Muse		Pro Forma Adjustments		Highlands REIT, Inc. Pro Forma
Revenues
Rental income	$42,761	$978	(b)	$—		$43,739
Other property income	748	92	(b)	—		840
Total revenues	$43,509	$1,070		$—		$44,579
Expenses
Property operating expenses	8,892	723	(b)	—		9,615
Real estate taxes	5,028	164	(b)	—		5,192
Depreciation and amortization	12,178	—		2,134	(c)	14,312
General and administrative expenses	12,603	—		—		12,603
Provision for asset impairment	4,667	—		—		4,667
Total expenses	$43,368	$887		$2,134		$46,389
Gain on sale of investment properties	27,863	—		—		27,863
Income from operations	$28,004	$183		$(2,134)		$26,053
Interest income	497	—		—		497
Loss on extinguishment of debt	(1,199)	—		—		(1,199)
Other income	30	—		—		30
Interest expense	(2,559)	—		—		(2,559)
Income before income taxes	$24,773	$183		$(2,134)		$22,822
Income tax benefit	155	—		—		155
Net income	$24,928	$183		$(2,134)		$22,977
Net income per common share, basic and diluted	$0.03					$0.03
Weighted average number of common shares outstanding, basic and diluted	871,177,934					871,177,934

Highlands REIT, Inc.
Notes to Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2018
(Unaudited, in thousands, except share and per share data)

(a)	Historical financial information obtained from the Highlands REIT, Inc. Annual Report on Form 10-K for the year ended December 31, 2018.

(b)	Reflects the operating results attributable to the Property for the year ended December 31, 2018.

(c)
Reflects depreciation and amortization expense on the Property during the year ended December 31, 2018. The Company records depreciation and amortization on a straight-line basis over the estimated useful lives of 30 years for building and improvements, 5-15 years for furniture, fixtures and equipment and site improvements and one year for the in-place leases (intangible assets).

The following table details the depreciation and amortization expense for the year ended December 31, 2018:

Depreciation expense	$1,443
Amortization expense	691
Total	$2,134

Highlands REIT, Inc.
Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2019
(Unaudited, in thousands, except share and per share data)

	Highlands REIT, Inc. Historical (a)	The Muse		Pro Forma Adjustments		Highlands REIT, Inc. Pro Forma
Revenues
Rental income	$20,439	$1,261	(b)	$—		$21,700
Other property income	220	128	(b)	—		348
Total revenues	$20,659	$1,389		$—		$22,048
Expenses
Property operating expenses	3,889	349	(b)	—		4,238
Real estate taxes	2,623	82	(b)	—		2,705
Depreciation and amortization	5,459	—		721	(c)	6,180
General and administrative expenses	7,465	—		—		7,465
Total expenses	19,436	431		721		20,588
Gain on sale of investment properties, net	8,841	—		—		8,841
Income from operations	$10,064	$958		$(721)		$10,301
Interest income	767	—		—		767
Interest expense	(1,765)	—		—		(1,765)
Net income	$9,066	$958		$(721)		$9,303
Net income per common share, basic and diluted	$0.01					$0.01
Weighted average number of common shares outstanding, basic and diluted	874,573,967					874,573,967

Highlands REIT, Inc.
Notes to Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2019
(Unaudited, in thousands, except share and per share data)

(a)	Historical financial information obtained from Highlands REIT, Inc. Quarterly Report on Form 10-Q for the six months ended June 30, 2019.

(b)	Reflects the operating results attributable to the Property for the period January 1, 2019 through June 30, 2019, which were the periods prior to the Company’s acquisition of the Property.

(c)
Reflects depreciation and amortization expense on the Property for the period January 1, 2019 through June 30, 2019. The Company records depreciation and amortization on a straight-line basis. The Company records depreciation and amortization on a straight-line basis over the estimated useful lives of 30 years for building and improvements, 5-15 years for furniture, fixtures, equipment and site improvements and one year for the in-place leases (intangible assets).

The following table details the depreciation and amortization expense for the six months ended June 30, 2019 which assumes the intangible assets were fully amortized as of December 31, 2018:

Depreciation and amortization expense	$721